UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 10, 2026

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

850 West Chester Pike, Suite 205, Havertown, PA	19083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 11, 2026, AMREP Corporation (the “Company”) issued a press release that reported its results of operations for the three-month period ended July 31, 2026.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2026, the shareholders of the Company, at the Company’s 2026 Annual Meeting of Shareholders, approved the AMREP Corporation 2026 Equity Compensation Plan (the “Plan”). The Plan will become effective on September 20, 2026. The Plan terminates on, and no award will be granted under the Plan on or after, September 19, 2036; provided, however, that the Company’s Board of Directors (the “Board”) may, at any time prior to that date, terminate the Plan.

The Plan is administered by the Compensation and Human Resources Committee of the Board (the “Committee”). All directors and employees of the Company or its affiliates are eligible to receive awards under the Plan, including the Company’s named executive officers, Christopher V. Vitale and Adrienne M. Uleau.

Awards under the Plan may be made to eligible persons in the form of options, restricted stock, restricted stock units, deferred stock units, stock appreciation rights, dividend equivalent rights and other forms of equity-based awards, as contemplated in the Plan. With respect to option awards, the exercise price of the option is required to be at least 100% of the fair market value of a share of the Company’s common stock, par value $0.10 per share (“Common Stock”) on the grant date. The aggregate maximum number of shares of Common Stock that may be granted under the Plan is 500,000 shares, subject to adjustment in the event there is a merger, consolidation, stock split, reclassification, recapitalization or similar transaction with respect to the Common Stock.

The maximum number of shares of Common Stock that may underlie options granted in any calendar year to any eligible participant under the Plan, other than any non-employee director of the Company or its subsidiaries (each a “Director”), may not exceed 50,000 shares. The maximum number of shares of Common Stock that may underlie awards issued under the Plan, other than options, granted in any calendar year to any eligible participant under the Plan, other than any Director, may not exceed 30,000 shares. The maximum number of shares of Common Stock that may underlie options granted in any calendar year to any Director may not exceed 25,000 shares. The maximum number of shares of Common Stock that may underlie awards issued under the Plan, other than options, granted in any calendar year to any Director may not exceed 15,000 shares. Awards under the Plan may, but are not required to, be subject to one or more measures of objective or subjective business, financial or individual performance or other performance criteria established by the Committee in its discretion.

On September 10, 2026, the Board approved the Form of Deferred Stock Unit Agreement to be used for awards of deferred stock units under the Plan and the Compensation and Human Resources Committee of the Board approved the Form of Restricted Stock Award Agreement to be used for awards of restricted stock under the Plan.

As discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 4, 2026, on the last trading day of calendar year 2026 and each year thereafter, each non-employee member of the Board shall be issued the number of deferred stock units of the Company under the Plan equal to $30,000 divided by the closing price per share of Common Stock reported on the New York Stock Exchange on such date, provided that, such amount is pro-rated to reflect any director’s removal or retirement from the Board, any decision that a director not stand for reelection to the Board or any new director being appointed or elected to the Board.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Form of Deferred Stock Unit Agreement and Form of Restricted Stock Award Agreement are attached hereto as Exhibits 10.2 and 10.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of AMREP Corporation was held on September 10, 2026. At the meeting, shareholders holding an aggregate of 4,549,271 shares of common stock, par value $.10, of the Company out of a total of 5,324,849 shares outstanding and entitled to vote, were present in person or represented by proxy.

At the meeting, Timothy S. McNaney and Albert V. Russo were elected as directors of the Company in Class III by the final votes set forth opposite their names, to hold office until the 2029 Annual Meeting of Shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Timothy S. McNaney	3,248,190	36,720	1,264,361
Albert V. Russo	2,979,068	305,842	1,264,361

The following proposals were voted on and approved at the meeting:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the adoption of the AMREP Corporation 2026 Equity Compensation Plan	3,245,813	33,362	5,735	1,264,361
Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement	3,180,665	101,718	2,527	1,264,361
Ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the year ended April 30, 2027	4,461,877	76,385	11,009	0

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	AMREP Corporation 2026 Equity Compensation Plan.
10.2	Form of Deferred Stock Unit Agreement under the 2026 Equity Compensation Plan.
10.3	Form of Restricted Stock Award Agreement under the 2026 Equity Compensation Plan.
99.1	Press Release, dated September 11, 2026, issued by AMREP Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: September 11, 2026	By:	/s/ Adrienne M. Uleau
Adrienne M. Uleau
Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	AMREP Corporation 2026 Equity Compensation Plan.
10.2	Form of Deferred Stock Unit Agreement under the 2026 Equity Compensation Plan.
10.3	Form of Restricted Stock Award Agreement under the 2026 Equity Compensation Plan.
99.1	Press Release, dated September 11, 2026, issued by AMREP Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).